UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C. 20549



                          FORM 8-K

                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 30, 2003


                PARAMCO FINANCIAL GROUP, INC.
              ---------------------------------
   (Exact name of registrant as specified in its charter)






     Delaware                 000-32495             88-0441287
  --------------           --------------          ------------
(State or other         (Commission File No.)    (I.R.S.Employer
  jurisdiction                                   Identification No.)
of incorporation
or organization)





      4610  So. Ulster Street, Suite 150, Denver,  Colorado  80237
     --------------------------------------------------------------
               (Address of principal executive offices)




    Registrant's telephone number, including area code: (720)  528-7303


                                    N/A
                         --------------------------------
     (Former name or former address, if changed since last report)








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Item 7.		FINANCIAL STATEMENTS OR EXHIBITS.

	a.	Financial Statements.

None

	b.	Exhibits.

		99.17	Press Release by Paramco Financial Group, Inc., dated
		        July 30, 2003, concerning the engagement of FOCUS Partners LLC as investor relations consultants.





































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				SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:	July 30, 2003				PARAMCO FINANCIAL GROUP, INC.



						/s/ Paul S. Sidey
						-----------------------------
						Paul S. Sidey, President